SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K




         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   August 30, 1996
                                                    ________________


Exact Name of Registrant as
  Specified in Its Charter:    DDL ELECTRONICS, INC.
                             _________________________




          DELAWARE                      1-8101                 33-0213512
 ____________________________          ________               _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.




Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
  Area Code:                                   (805) 376-9415
                                           _________________________



Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                           _________________________





Item 5.  Other Events.

On August 30, 1996, DDL Electronics, Inc. issued a press release disclosing that it had terminated merger discussions with another company.



Item 7.  Financial Statements and Exhibits.

         Exhibit             Description
         _______             ____________

           99.1     Press release dated August 30, 1996




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DDL ELECTRONICS, INC.


       August 30, 1996                     /s/ Richard K. Vitelle
_________________________________        _____________________________
           Date                           Richard K. Vitelle
                                          Vice President -Finance
                                          (Principal Financial Officer)